DANAHER CONTROLS

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Purchase Order: 9B15760

Optex Systems
1420 Presidential
Richardson, TX 75081

Phone: 972.644.0722
Fax: 972.234.3544

Danaher Controls:

Please fax signed copy of this Purchase Order to: Purchasing Dept. 972.234.3544

REVISED 8-14-09 CC

Instructions to seller:
1. Purchase Order number and Purchase Order item number must appear on all shipping documents, quality certifications, invoices and packages.
2. Packing sheets in detail must accompany each container showing complete description of the contents
3. All correspondence relative hereto will be addressed to the attention of the signer hereof.
4. This order will be governed by these instructions; any special conditions typed herein and other specifications, reports, and documents duly referenced herein.

Attention: **Renn Thomas**

Danaher Controls
P.O. BOX 91809
1675 Delaney Rd, Gurnee, IL 60031
CHICAGO, IL 60693-1809
Phone: 910-862-2511
Fax: 910-862-5412

FOB:	**ORIGIN**
Order Date:	**4/24/2009**
Due Date:	**See Below**
Ship Via:	
Terms:	**Prepaid**
Prime Contract #:	**W52H09-05-D-0260/**
DMS Rating:	
Buyer:	**VanDeCarr, Charlotte**

Notes

OSI-10087 TERMS AND CONDITIONS APPLY

Optex Systems is an equal opportunity employer

Continued over .../

Optex Systems
1420 Presidential
Richardson, TX 75081
Phone: 972.644.0722
Fax: 972.234.3544

Danaher Controls:

Please fax signed copy of this Purchase Order to Purchasing Dept. 972.234.3544

REVISED 8-14-09 cv

Purchase Order: 9B15760

CB

Instructions to seller:
1. Purchase Order number and Purchase Order item number must appear on all shipping documents, quality certifications, invoices and packages.
2. Packing sheets in detail must accompany each container showing complete description of the contents
3. All correspondence relative hereto will be addressed to the attention of the signer hereof.
4. This order will be governed by these instructions; any special conditions typed herein and other specifications, reports, and documents duly referenced herein.

Line	Part ID	Rev	Part Description	U/M	Quantity	Unit Price	Extd Price
1	11741118-1	B	**Counter, Rotating, Fixed Mounting (6400 Mil)**	EA	*	*	*

Supplier to fab complete to print. Increasing Count
Danaher P/N 153943-107 in accordance with Counter Assembly Check List

Pricing includes a 25% expedite fee
QC Codes: 18 **Due Date 7/9/2009** SO No: 1795-2/550400

Line	Part ID	Rev	Part Description	U/M	Quantity	Unit Price	Extd Price
2	11741118-1	B	**Counter, Rotating, Fixed Mounting (6400 Mil)**	EA	*	*	*

Supplier to fab complete to print. Increasing Count
Danaher P/N 153943-107 in accordance with Counter Assembly Check List

Pricing includes a 25% expedite fee
QC Codes: 18 **Due Date 7/23/2009** SO No: 1795-2/550400

Line	Part ID	Rev	Part Description	U/M	Quantity	Unit Price	Extd Price
3	11741118-1	B	**Counter, Rotating, Fixed Mounting (6400 Mil)**	EA	*	*	*

Supplier to fab complete to print. Increasing Count
Danaher P/N 153943-107 in accordance with Counter Assembly Check List

8/14/2009 - Danaher is to send a pro forma invoice for each shipment NO MORE THAN 10 days prior to availability for shipment. Optex will pay prior to shipment based on the pro forma invoice.
QC Codes: 18 **Due Date 9/17/2009** SO No: 1795-2/550400

Line	Part ID	Rev	Part Description	U/M	Quantity	Unit Price	Extd Price
4	11741118-1	B	**Counter, Rotating, Fixed Mounting (6400 Mil)**	EA	*	*	*

Supplier to fab complete to print. Increasing Count
Danaher P/N 153943-107 in accordance with Counter Assembly Check List

8/14/2009 - Danaher is to send a pro forma invoice for each shipment NO MORE THAN 10 days prior to availability for shipment. Optex will pay prior to shipment based on the pro forma invoice.
QC Codes: 18 **Due Date 10/22/2009** SO No: 1795-3/550400

Continued over ...

*Confidential Treatment Requested

Optex Systems
1420 Presidential
Richardson, TX 75081
Phone: 972.644.0722
Fax: 972.234.3544

Danaher Controls:

Please fax signed copy of this Purchase Order to Purchasing Dept. 972.234.3544

REVISED 8-14-09 cd

Purchase Order: 9B15760

Instructions to seller:
1. Purchase Order number and Purchase Order item number must appear on all shipping documents, quality certifications, invoices and packages.
2. Packing sheets in detail must accompany each container showing complete description of the contents
3. All correspondence relative hereto will be addressed to the attention of the signer hereof.
4. This order will be governed by these instructions; any special conditions typed herein and other specifications, reports, and documents duly referenced herein.

Line	Part ID	Rev	Part Description	U/M	Quantity	Unit Price	Extd Price
5	11741118-1	B	**Counter, Rotating, Fixed Mounting (6400 Mil)**	EA	*	*	*

Supplier to fab complete to print. Increasing Count
Danaher P/N 153943-107 in accordance with Counter Assembly Check List

8/14/2009 - Danaher is to send a pro forma invoice for each shipment NO MORE THAN 10 days prior to availability for shipment.
Optex will pay prior to shipment based on the pro forma invoice.

QC Codes: 18 **Due Date 11/19/2009** SO No: 1795-3/550400

Line	Part ID	Rev	Part Description	U/M	Quantity	Unit Price	Extd Price
6	11741118-2	B	**Counter, Rotating, Fixed Mounting (6400 Mil)**	EA	*	*	*

Supplier to fab complete to print. Decreasing Count
Danaher P/N 153933-101 in accordance with Counter Assembly Check List

Pricing includes a 25% expedite fee

QC Codes: 18 **Due Date 7/9/2009** SO No: 1795-2/550400

Line	Part ID	Rev	Part Description	U/M	Quantity	Unit Price	Extd Price
7	11741118-2	B	**Counter, Rotating, Fixed Mounting (6400 Mil)**	EA	*	*	*

Supplier to fab complete to print. Decreasing Count
Danaher P/N 153933-101 in accordance with Counter Assembly Check List

Pricing includes a 25% expedite fee

QC Codes: 18 **Due Date 7/16/2009** SO No: 1795-2/550400

Line	Part ID	Rev	Part Description	U/M	Quantity	Unit Price	Extd Price
8	11741118-2	B	**Counter, Rotating, Fixed Mounting (6400 Mil)**	EA	*	*	*

Supplier to fab complete to print. Decreasing Count
Danaher P/N 153933-101 in accordance with Counter Assembly Check List

8/14/2009 - Danaher is to send a pro forma invoice for each shipment NO MORE THAN 10 days prior to availability for shipment.
Optex will pay prior to shipment based on the pro forma invoice.

QC Codes: 18 **Due Date 9/17/2009** SO No: 1795-2/550400

Optex Systems is an equal opportunity employer

Continued over ...

*Confidential Treatment Requested

Optex Systems
1420 Presidential
Richardson, TX 75081
Phone: 972.644.0722
Fax: 972.234.3544

Danaher Controls:

Please fax signed copy of this Purchase Order to Purchasing Dept. 972.234.3544

REVISED 8-14-09 C2

Purchase Order: 9B15760

C5

Instructions to seller:
1. Purchase Order number and Purchase Order item number must appear on all shipping documents, quality certifications, invoices and packages.
2. Packing sheets in detail must accompany each container showing complete description of the contents
3. All correspondence relative hereto will be addressed to the attention of the signer hereof.
4. This order will be governed by these instructions; any special conditions typed herein and other specifications, reports, and documents duly referenced herein.

Line	Part ID	Rev	Part Description	U/M	Quantity	Unit Price	Extd Price
9	11741118-2	B	**Counter, Rotating, Fixed Mounting (6400 Mil)**	EA	*	*	*

Supplier to fab complete to print. Decreasing Count
Danaher P/N 153933-101 in accordance with Counter Assembly Check List

8/14/2009 - Danaher is to send a pro forma invoice for each shipment NO MORE THAN 10 days prior to availability for shipment. Optex will pay prior to shipment based on the pro forma invoice.

QC Codes: 18 **Due Date 10/22/2009** SO No: 1795-3/550400

Line	Part ID	Rev	Part Description	U/M	Quantity	Unit Price	Extd Price
10	11741118-2	B	**Counter, Rotating, Fixed Mounting (6400 Mil)**	EA	*	*	*

Supplier to fab complete to print. Decreasing Count
Danaher P/N 153933-101 in accordance with Counter Assembly Check List

8/14/2009 - Danaher is to send a pro forma invoice for each shipment NO MORE THAN 10 days prior to availability for shipment. Optex will pay prior to shipment based on the pro forma invoice.

QC Codes: 18 **Due Date 11/19/2009** SO No: 1795-3/550400

Line	Part ID	Rev	Part Description	U/M	Quantity	Unit Price	Extd Price
11	11741119	D	**Counter, Correction**	EA	*	*	*

Supplier to fab complete to print and ECP No. H04A2084. Danaher P/N 176322-104 in accordance with Counter Assembly Check List

Pricing includes a 25% expedite fee

QC Codes: 18 **Due Date 7/9/2009** SO No: 1795-2/550400

Line	Part ID	Rev	Part Description	U/M	Quantity	Unit Price	Extd Price
12	11741119	D	**Counter, Correction**	EA	*	*	*

Supplier to fab complete to print and ECP No. H04A2084. Danaher P/N 176322-104 in accordance with Counter Assembly Check List

Pricing includes a 25% expedite fee

QC Codes: 18 **Due Date 7/16/2009** SO No: 1795-2/550400

Optex Systems is an equal opportunity employer

Continued over ...

*Confidential Treatment Requested

Optex Systems
1420 Presidential
Richardson, TX 75081
Phone: 972.644.0722
Fax: 972.234.3544

Danaher Controls:

Please fax signed copy of this Purchase Order to Purchasing Dept. 972.234.3544

REVISED 8-14-09 cd

Purchase Order: 9B15760

cb

Instructions to seller:
1. Purchase Order number and Purchase Order Item number must appear on all shipping documents, quality certifications, invoices and packages.
2. Packing sheets in detail must accompany each container showing complete description of the contents
3. All correspondence relative hereto will be addressed to the attention of the signer hereof.
4. This order will be governed by these instructions; any special conditions typed herein and other specifications, reports, and documents duly referenced herein.

Line	Part ID	Rev	Part Description	U/M	Quantity	Unit Price	Extd Price
13	11741119	D	**Counter, Correction**	EA	*	*	*

Supplier to fab complete to print and ECP No. H04A2084. Danaher P/N 176322-104 in accordance with Counter Assembly Check List

8/14/2009 - Danaher is to send a pro forma invoice for each shipment NO MORE THAN 10 days prior to availability for shipment. Optex will pay prior to shipment based on the pro forma invoice.

QC Codes: 18 **Due Date 9/17/2009** SO No: 1795-2/550400

Line	Part ID	Rev	Part Description	U/M	Quantity	Unit Price	Extd Price
14	11741119	D	**Counter, Correction**	EA	*	*	*

Supplier to fab complete to print and ECP No. H04A2084. Danaher P/N 176322-104 in accordance with Counter Assembly Check List

8/14/2009 - Danaher is to send a pro forma invoice for each shipment NO MORE THAN 10 days prior to availability for shipment. Optex will pay prior to shipment based on the pro forma invoice.

QC Codes: 18 **Due Date 10/22/2009** SO No: 1795-3/550400

Line	Part ID	Rev	Part Description	U/M	Quantity	Unit Price	Extd Price
15	11741119	D	**Counter, Correction**	EA	*	*	*

Supplier to fab complete to print and ECP No. H04A2084. Danaher P/N 176322-104 in accordance with Counter Assembly Check List

8/14/2009 - Danaher is to send a pro forma invoice for each shipment NO MORE THAN 10 days prior to availability for shipment. Optex will pay prior to shipment based on the pro forma invoice.

QC Codes: 18 **Due Date 11/19/2009** SO No: 1795-3/550400

Line	Part ID	Rev	Part Description	U/M	Quantity	Unit Price	Extd Price
16	11741118-1	B	**Counter, Rotating, Fixed Mounting (6400 Mil)**	EA	*	*	*

Supplier to fab complete to print. Increasing Count
Danaher P/N 153943-107 in accordance with Counter Assembly Check List

8/14/2009 - Danaher is to send a pro forma invoice for each shipment NO MORE THAN 10 days prior to availability for shipment. Optex will pay prior to shipment based on the pro forma invoice.

QC Codes: 18 **Due Date 12/17/2009** SO No: 1795-3/550400

Continued over ...

*Confidential Treatment Requested

Optex Systems
1420 Presidential
Richardson, TX 75081
Phone: 972.644.0722
Fax: 972.234.3544

Danaher Controls:

Please fax signed copy of this Purchase Order to Purchasing Dept. 972.234.3544

REVISED 8-14-09 CJ

Purchase Order: 9B15760

C7

Instructions to seller:
1. Purchase Order number and Purchase Order item number must appear on all shipping documents, quality certifications, invoices and packages.
2. Packing sheets in detail must accompany each container showing complete description of the contents
3. All correspondence relative hereto will be addressed to the attention of the signer hereof.
4. This order will be governed by these instructions; any special conditions typed herein and other specifications, reports, and documents duly referenced herein.

Line	Part ID	Rev	Part Description	U/M	Quantity	Unit Price	Extd Price
17	11741118-1	B	**Counter, Rotating, Fixed Mounting (6400 Mil)**	EA	*	*	*

Supplier to fab complete to print. Increasing Count
Danaher P/N 153943-107 in accordance with Counter Assembly Check List

8/14/2009 - Danaher is to send a pro forma invoice for each shipment NO MORE THAN 10 days prior to availability for shipment. Optex will pay prior to shipment based on the pro forma invoice.

8/14/2009 - Danaher may ship the final shipment of * sets on 31-Dec if shipment is made on Net 30 terms.

QC Codes: 18 **Due Date 1/14/2010** SO No: 1795-3/550400

Line	Part ID	Rev	Part Description	U/M	Quantity	Unit Price	Extd Price
18	11741118-2	B	**Counter, Rotating, Fixed Mounting (6400 Mil)**	EA	*	*	*

Supplier to fab complete to print. Decreasing Count
Danaher P/N 153933-101 in accordance with Counter Assembly Check List

8/14/2009 - Danaher is to send a pro forma invoice for each shipment NO MORE THAN 10 days prior to availability for shipment. Optex will pay prior to shipment based on the pro forma invoice.

QC Codes: 18 **Due Date 12/17/2009** SO No: 1795-3/550400

Line	Part ID	Rev	Part Description	U/M	Quantity	Unit Price	Extd Price
19	11741118-2	B	**Counter, Rotating, Fixed Mounting (6400 Mil)**	EA	*	*	*

Supplier to fab complete to print. Decreasing Count
Danaher P/N 153933-101 in accordance with Counter Assembly Check List

8/14/2009 - Danaher is to send a pro forma invoice for each shipment NO MORE THAN 10 days prior to availability for shipment. Optex will pay prior to shipment based on the pro forma invoice.

8/14/2009 - Danaher may ship the final shipment of * sets on 31-Dec if shipment is made on Net 30 terms.

QC Codes: 18 **Due Date 1/14/2010** SO No: 1795-3/550400

Optex Systems is an equal opportunity employer

Continued over ...

*Confidential Treatment Requested

C8

Optex Systems
1420 Presidential
Richardson, TX 75081
Phone: 972.644.0722
Fax: 972.234.3544

Danaher Controls:

Please fax signed copy of this Purchase Order to Purchasing Dept. 972.234.3544

REVISED 8-14-09 C2

Purchase Order: 9B15760

Instructions to seller:
1. Purchase Order number and Purchase Order Item number must appear on all shipping documents, quality certifications, invoices and packages.
2. Packing sheets in detail must accompany each container showing complete description of the contents
3. All correspondence relative hereto will be addressed to the attention of the signer hereof.
4. This order will be governed by these instructions; any special conditions typed herein and other specifications, reports, and documents duly referenced herein.

Line	Part ID	Rev	Part Description	U/M	Quantity	Unit Price	Extd Price
20	11741119	D	**Counter, Correction**	EA	*	*	*

Supplier to fab complete to print and ECP No. H04A2084. Danaher P/N 176322-104 in accordance with Counter Assembly Check List

8/14/2009 - Danaher is to send a pro forma invoice for each shipment NO MORE THAN 10 days prior to availability for shipment.
Optex will pay prior to shipment based on the pro forma invoice.

QC Codes: 18 **Due Date 12/17/2009** SO No: 1795-3/550400

Line	Part ID	Rev	Part Description	U/M	Quantity	Unit Price	Extd Price
21	11741119	D	**Counter, Correction**	EA	*	*	*

Supplier to fab complete to print and ECP No. H04A2084. Danaher P/N 176322-104 in accordance with Counter Assembly Check List

8/14/2009 - Danaher is to send a pro forma invoice for each shipment NO MORE THAN 10 days prior to availability for shipment.
Optex will pay prior to shipment based on the pro forma invoice.

8/14/2009 - Danaher may ship the final shipment of 70 sets on 31-Dec if shipment is made on Net 30 terms.

QC Codes: 18 **Due Date 1/14/2010** SO No: 1795-3/550400

*Confidential Treatment Requested

Accepted By Vendor: ______________________

Date: ______________________

Authorized By Optex: ______________________

Date: ______________________

Order Sub Total :	*
Tax :	$0.00
Order Total :	**$964,040.00**

C9

Purchase Order: 9B16048

Optex Systems
1420 Presidential
Richardson, TX 75081

Phone: 972.644.0722
Fax: 972.234.3544

Danaher Controls:

Please fax signed copy of this Purchase Order to: Purchasing Dept. 972.234.3544

Instructions to seller:
1. Purchase Order number and Purchase Order item number must appear on all shipping documents, quality certifications, invoices and packages.
2. Packing sheets in detail must accompany each container showing complete description of the contents
3. All correspondence relative hereto will be addressed to the attention of the signer hereof.
4. This order will be governed by these instructions; any special conditions typed herein and other specifications, reports, and documents duly referenced herein.

Attention: **Renn Thomas**

Danaher Controls
P.O. BOX 91809
1675 Delaney Rd, Gurnee, IL 60031
CHICAGO, IL 60693-1809
Phone: 910-862-2511
Fax: 910-862-5412

FOB:	**ORIGIN**
Order Date:	**6/9/2009**
Due Date:	**See Below**
Ship Via:	
Terms:	**Prepaid**
Prime Contract #:	**W52H09-05-D-0248/**
DMS Rating:	**D0-A5**
Buyer:	**VanDeCarr, Charlotte**

Notes

All terms and conditions of original PO apply

Continued over ...

Optex Systems
1420 Presidential
Richardson, TX 75081

Phone: 972.644.0722
Fax: 972.234.3544

Danaher Controls:

Please fax signed copy of this Purchase Order to Purchasing Dept. 972.234.3544

Purchase Order: 9B16048

C10

Instructions to seller:
1. Purchase Order number and Purchase Order item number must appear on all shipping documents, quality certifications, invoices and packages.
2. Packing sheets in detail must accompany each container showing complete description of the contents
3. All correspondence relative hereto will be addressed to the attention of the signer hereof.
4. This order will be governed by these instructions; any special conditions typed herein and other specifications, reports, and documents duly referenced herein.

Line	Part ID	Rev	Part Description	U/M	Quantity	Unit Price	Extd Price
1	8261839	J	**Counter (Non Reset Direct Drive)**	EA	*	*	*
Supplier to fab complete to print. Danaher P/N 726824-006 in accordance with Counter Assembly Check List.							
QC Codes: 8			**Due Date 9/15/2009** SO No: 1792-3/550400				
2	8261839	J	**Counter (Non Reset Direct Drive)**	EA	*	*	*
Supplier to fab complete to print. Danaher P/N 726824-006 in accordance with Counter Assembly Check List.							
QC Codes: 8			**Due Date 11/30/2009** SO No: 1792-3/550400				
3	8261839	J	**Counter (Non Reset Direct Drive)**	EA	*	*	*
Supplier to fab complete to print. Danaher P/N 726824-006 in accordance with Counter Assembly Check List.							
QC Codes: 8			**Due Date 1/29/2010** SO No: 1792-3/550400				
4	8261839	J	**Counter (Non Reset Direct Drive)**	EA	*	*	*
Supplier to fab complete to print. Danaher P/N 726824-006 in accordance with Counter Assembly Check List.							
QC Codes: 8			**Due Date 3/31/2010** SO No: 1792-4/550400				
5	8261839	J	**Counter (Non Reset Direct Drive)**	EA	*	*	*
Supplier to fab complete to print. Danaher P/N 726824-006 in accordance with Counter Assembly Check List.							
QC Codes: 8			**Due Date 5/31/2010** SO No: 1792-4/550400				
6	8261839	J	**Counter (Non Reset Direct Drive)**	EA	*	*	*
Supplier to fab complete to print. Danaher P/N 726824-006 in accordance with Counter Assembly Check List.							
QC Codes: 8			**Due Date 7/30/2010** SO No: 1792-4/550400				
7	8261839	J	**Counter (Non Reset Direct Drive)**	EA	*	*	*
Supplier to fab complete to print. Danaher P/N 726824-006 in accordance with Counter Assembly Check List.							
QC Codes: 8			**Due Date 9/30/2010** SO No: 1792-4/550400				

*Confidential Treatment Requested

Accepted By Vendor: ____________________

Date: ____________________

Authorized By Optex: [signature]

Date: 18-Jun-2009

Order Sub Total :	*
Tax :	$0.00
Order Total :	**$72,210.00**

Purchase Order: 9D16215

Optex Systems
1420 Presidential
Richardson, TX 75081

Phone: 972.644.0722
Fax: 972.234.3544

Danaher Controls:

Please fax signed copy of this Purchase Order to: Purchasing Dept. 972.234.3544

Instructions to seller:
1. Purchase Order number and Purchase Order item number must appear on all shipping documents, quality certifications, invoices and packages.
2. Packing sheets in detail must accompany each container showing complete description of the contents
3. All correspondence relative hereto will be addressed to the attention of the signer hereof.
4. This order will be governed by these instructions; any special conditions typed herein and other specifications, reports, and documents duly referenced herein.

Attention:

Danaher Controls
P.O. BOX 91809
1675 Delaney Rd, Gurnee, IL 60031
CHICAGO, IL 60693-1809
Phone: 910-862-2511
Fax: 910-862-5412

Order Date:	**7/2/2009**
Due Date:	**See Below**
Ship Via:	
Terms:	
Prime Contract #:	
DMS Rating:	
Buyer:	**Box, Gary**

Notes RMA # 123718
DMR'S 10451,10449,10452,10453,~~10454~~ 10404,10405

All terms and conditions of original PO apply

Optex Systems is an equal opportunity employer

Continued over ...

C tex Systems
1420 Presidential
Richardson, TX 75081
Phone: 972.644.0722
Fax: 972.234.3544

Danaher Controls:

Please fax signed copy of this Purchase Order to Purchasing Dept. 972.234.3544

Purchase Order: 9D16215

C12

Instructions to seller:
1. Purchase Order number and Purchase Order item number must appear on all shipping documents, quality certifications, invoices and packages.
2. Packing sheets in detail must accompany each container showing complete description of the contents
3. All correspondence relative hereto will be addressed to the attention of the signer hereof.
4. This order will be governed by these instructions; any special conditions typed herein and other specifications, reports, and documents duly referenced herein.

Line	Part ID	Rev	Part Description	U/M	Quantity	Unit Price	Extd Price
1	11741118-1 Fixed Mounting (6400 MIL) Increasing Count Danaher P/N 153943-107 DMR#10451	B	**Counter, Rotatiting** **Due Date 7/13/2009** SO No: 1795/550400	EA	*	*	*
2	11741118-2 Fixed Mounting (6400 MIL) Decreasing Count Danaher P/N 153933-101 RMA # 123718 DMR #10453, ~~10464~~ 10404	B	**Counter, Rotating** **Due Date 7/2/2009** SO No: 1795/550400	EA	*	*	*
3	11741119 w/NOR H04A2084 & Contract C Requirements-Rev A Danaher P/N 176322-104 RMA #123718 DMR's #10449,10452	D	**Counter, Correction** **Due Date 7/13/2009** SO No: 1795/550400	EA	*	*	*

*Confidential Treatment Requested

Accepted By Vendor: ____________________

Date: ____________________

Authorized By Optex: [signature]

Date: 7-2-9

Order Sub Total :	*
Tax :	$0.00
Order Total :	**$6,278.00**